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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                    Date of Report         April 26, 2000


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                        333-50219                 65-0716501
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(State or other jurisdiction       Commission File Number     (I.R.S. Employer
of incorporation or organization)                           Identification No.)



One Town Center Road, Boca Raton, Florida                                33486
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(Address of principal executive offices)                             (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
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Item 5            Other Events

                  Boca Raton, FL and Arlington, VA; April 26, 2000: SBA Communications, and TeleCorp PCS, Inc., AT&T Wireless' largest affiliate, announced today an extensive "build-to-suit" agreement for up to 200 tower facilities covering a number of strategic markets in the United States.

                  The tower facilities will be constructed for SBA's ownership across TeleCorp's domestic SunCom service area, including Louisiana, Mississippi, Arkansas, Texas, Tennessee, Kentucky, Missouri, Indiana, Illinois, Iowa, Michigan and Wisconsin, over the next two years. TeleCorp will execute long term leases to place its wireless network equipment at each site and pay SBA an initial monthly rental fee of $1,100 per site.

Item 7            Financial Statements and Exhibits

                  (c)      Exhibits

                  99.1     Press release dated April 26, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




April 26, 2000                                     /s/  Pamela J. Kline
                                                   --------------------
                                                   Pamela J. Kline
                                                   Chief Accounting Officer